SCHWABFUNDS-Registered TradeMark-




                      SCHWAB MARKETMANAGER
                      PORTFOLIOS-TM-

                      - Growth

                      - Balanced

                      - Small Cap

                      - International



                      Semiannual Report
                      April 30, 1999

SCHWAB MARKETMANAGER PORTFOLIOS-TM-

We are pleased to bring you this semiannual report for the Schwab MarketManager Portfolios (the Portfolios) for the six-month period ended April 30, 1999. In this report you will find performance statistics and other useful information for the following four Portfolios:

  - Schwab MarketManager Growth Portfolio

  - Schwab MarketManager Balanced Portfolio

  - Schwab MarketManager Small Cap Portfolio

  - Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Senior Portfolio Manager Cynthia Liu and her team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS

The MarketManager Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS:-Registered Trademark-

NEWSPAPER LISTING*   SYMBOL
MM Gro                 SWOGX
MM Bal                 SWOBX
MM Intl                SWOIX
MM SCp                 SWOSX

* Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Investor Should Know                    2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
Schwab MarketManager Growth Portfolio
  PORTFOLIO PERFORMANCE                            8
  PORTFOLIO SNAPSHOT                              10
----------------------------------------------------
Schwab MarketManager Balanced Portfolio
  PORTFOLIO PERFORMANCE                           12
  PORTFOLIO SNAPSHOT                              14
----------------------------------------------------
Schwab MarketManager Small Cap Portfolio
  PORTFOLIO PERFORMANCE                           16
  PORTFOLIO SNAPSHOT                              18
----------------------------------------------------
Schwab MarketManager International
 Portfolio
  PORTFOLIO PERFORMANCE                           20
  PORTFOLIO SNAPSHOT                              22
----------------------------------------------------
The Portfolio Management Team                     24
----------------------------------------------------
Portfolio Discussion                              25
----------------------------------------------------
Glossary                                          30
----------------------------------------------------
Financial Statements and Notes                    31
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

[PHOTO]

During the past several years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. Over the past six months, however, investors have been subject to sharp drops and big recoveries, sometimes within the same day. After enjoying near-perfect market conditions for years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the markets continue to flourish, boosted by low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All this serves to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles:
Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. You've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we've provided guidelines to help ensure that you can reach your goals by establishing--or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITY TO CONSIDER

If you're looking for an investment that covers all the corners of the U.S. stock market, consider Schwab's newest offering, the Schwab Total Stock Market Index Fund.-TM- The Fund seeks to track the performance of the U.S. stock market as measured by the Wilshire 5000 Index, the broadest measure of domestic stock market performance available. The end result: Fund investors can benefit from exposure to U.S. companies of all types and all sizes--all in a single, low-cost investment. For more information, including a prospectus that details the Fund's management fees and expenses, please call us at 800-435-4000. Please read the prospectus carefully before investing.

The support of investors like you has helped SchwabFunds-Registered Trademark-become one of the largest and fastest-growing mutual fund families in the nation. SchwabFunds' Investment Adviser, Charles Schwab Investment Management, Inc. (CSIM), now manages more than $90 billion in assets on behalf of approximately 3.5 million shareholders. We offer a broad spectrum of 39 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us and we'll continue to provide investors with smart, high-quality, cost-efficient investment solutions. As always, feel free to contact us if you have any questions.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 1999

 THE YEAR 2000 AND EURO CONVERSION ISSUES

  Two issues with the potential to disrupt portfolio operations and affect performance are the inability of some computers to recognize the year 2000, and the conversion of certain European currencies to the euro, which began on January 1, 1999. The Investment Adviser will continue to take steps to enable its systems to handle these changes. With regard to the year 2000 problem, the Investment Adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance however, exactly how either of these issues will affect portfolio administration, portfolio performance (particularly for portfolios with European exposure) or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification across asset classes can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

Asset allocation can sound simple in theory, but most individual investors find it difficult to put into practice. Few of us have the time or resources to keep track of the market and maintain balanced exposure across asset classes. For example, if stocks perform especially well during a certain period, your equity exposure may grow to take up a bigger share of your portfolio than you're comfortable with.

That's why it makes a lot of sense to "automate" your asset allocation decisions. Schwab has developed a broad spectrum of portfolio solutions that make it convenient for you to apply this time-tested investment strategy. If you'd like more information, please access our Web site at www.schwab.com/schwabfunds, call us at 800-435-4000 or visit the Schwab branch nearest you.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals                      $2,000          $41          260
-------------------------------------------------------------
AVERAGE SHARE PRICE ($41 DIVIDED BY 5 periods):        $8.20
YOUR AVERAGE COST BASIS
  ($2,000 DIVIDED BY 260 shares):                      $7.69
PER-SHARE ADVANTAGE:                                   $0.51

 This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

 SCHWAB'S 10 INVESTING PRINCIPLES

  1. START WITH THE BASICS FOR LONG-TERM INVESTING.

  2. GET STARTED NOW!

  3. KNOW YOURSELF.

  4. INVEST IN THE STOCK MARKET FOR GROWTH.

  5. TAKE A LONG-TERM VIEW.

  6. BUILD A DIVERSIFIED PORTFOLIO.

  7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

  8. MINIMIZE YOUR EXPENSES.

  9. STAY ON TRACK.

 10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in MONEYLINK,-Registered Trademark- Schwab's electronic transfer service, to automatically transfer money to your Schwab account.

With MoneyLink, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help smooth out volatility caused by short-term market trends. For more information, please call us at 800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods, you can also invest through our Web site at www.schwab.com, through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922, or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and Funds, as well as the market and economic environment, at our Web site: www.schwab.com/schwabfunds.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its remarkable expansion with a strong real growth rate of 4.3% during 1998 and 4.1% during the first quarter of 1999--a rate well in excess of the Federal Reserve's estimate of the long-term maximum sustainable non-inflationary growth rate. The first quarter marked the thirty-second consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   REAL GDP GROWTH RATE
QUARTERLY PERCENTAGE CHANGE
     (ANNUALIZED RATE)
Q1 1990                                           3.9%
Q2 1990                                           1.2%
Q3 1990                                          -1.9%
Q4 1990                                          -4.0%
Q1 1991                                          -2.1%
Q2 1991                                           1.8%
Q3 1991                                           1.0%
Q4 1991                                           1.0%
Q1 1992                                           4.7%
Q2 1992                                           2.5%
Q3 1992                                           3.0%
Q4 1992                                           4.3%
Q1 1993                                           0.1%
Q2 1993                                           2.0%
Q3 1993                                           2.1%
Q4 1993                                           5.3%
Q1 1994                                           3.0%
Q2 1994                                           4.7%
Q3 1994                                           1.8%
Q4 1994                                           3.6%
Q1 1995                                           1.7%
Q2 1995                                           0.4%
Q3 1995                                           3.3%
Q4 1995                                           2.8%
Q1 1996                                           3.3%
Q2 1996                                           6.1%
Q3 1996                                           2.1%
Q4 1996                                           4.2%
Q1 1997                                           4.2%
Q2 1997                                           4.0%
Q3 1997                                           4.2%
Q4 1997                                           3.0%
Q1 1998                                           5.5%
Q2 1998                                           1.8%
Q3 1998                                           3.7%
Q4 1998                                           6.0%
Q1 1999                                           4.1%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate rate than during 1998. High levels of consumer spending and confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion. Although an ongoing concern, the impact of international economic problems on the U.S. economy has been less severe than many originally predicted. Going forward, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout the remainder of 1999.

UNEMPLOYMENT

After declining to 4.2% in March--the lowest level in 28 years--the U.S. unemployment rate stood at 4.3% in April. Labor markets continue to be extremely tight, growth in the labor force has slowed, and there continues to be concern that wage increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the facing page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.1%
Jun-94                             6.1%
Jul-94                             6.3%
Aug-94                             6.0%
Sep-94                             5.8%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.5%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.3%
Apr-95                             5.8%
May-95                             5.8%
Jun-95                             5.6%
Jul-95                             5.6%
Aug-95                             5.7%
Sep-95                             5.6%
Oct-95                             5.5%
Nov-95                             5.7%
Dec-95                             5.6%
Jan-96                             5.6%
Feb-96                             5.5%
Mar-96                             5.6%
Apr-96                             5.5%
May-96                             5.6%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.1%
Sep-96                             5.2%
Oct-96                             5.2%
Nov-96                             5.3%
Dec-96                             5.4%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.1%
Apr-97                             5.0%
May-97                             4.7%
Jun-97                             5.0%
Jul-97                             4.7%
Aug-97                             4.9%
Sep-97                             4.7%
Oct-97                             4.7%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.5%
Feb-98                             4.6%
Mar-98                             4.6%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.5%
Oct-98                             4.5%
Nov-98                             4.4%
Dec-98                             4.3%
Jan-99                             4.3%
Feb-99                             4.4%
Mar-99                             4.2%
Apr-99                             4.3%
Source: BLOOMBERG L.P.

INFLATION

Despite a surprisingly high Consumer Price Index (CPI) report for April (a 0.7% increase for the month), price inflation continued to remain well contained. The CPI rose just 2.3% for the year ended April 1999. Its core rate (which excludes the more volatile food and energy components) rose 2.2%. For all of 1998, overall producer prices fell 0.1% after dropping 1.2% in 1997, marking the first time that the index, which was created in 1947, has fallen for two consecutive years. The markets reacted nervously following the April CPI report, not knowing whether it represented an aberration or the beginning of a trend.

The Employment Cost Index, which measures inflation in wages, salaries and benefits, was also well contained, increasing 3.0% for the year ended March 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION
                               QUARTERLY EMPLOYMENT COST INDEX    MONTHLY CONSUMER PRICE INDEX
Jan-90                                                     5.5%                            5.2%
Feb-90                                                     5.5%                            5.3%
Mar-90                                                     5.5%                            5.2%
Apr-90                                                     5.4%                            4.7%
May-90                                                     5.4%                            4.4%
Jun-90                                                     5.4%                            4.7%
Jul-90                                                     5.2%                            4.8%
Aug-90                                                     5.2%                            5.6%
Sep-90                                                     5.2%                            6.2%
Oct-90                                                     4.9%                            6.3%
Nov-90                                                     4.9%                            6.3%
Dec-90                                                     4.9%                            6.1%
Jan-91                                                     4.6%                            5.7%
Feb-91                                                     4.6%                            5.3%
Mar-91                                                     4.6%                            4.9%
Apr-91                                                     4.6%                            4.9%
May-91                                                     4.6%                            5.0%
Jun-91                                                     4.6%                            4.7%
Jul-91                                                     4.3%                            4.4%
Aug-91                                                     4.3%                            3.8%
Sep-91                                                     4.3%                            3.4%
Oct-91                                                     4.3%                            2.9%
Nov-91                                                     4.3%                            3.0%
Dec-91                                                     4.3%                            3.1%
Jan-92                                                     4.0%                            2.6%
Feb-92                                                     4.0%                            2.8%
Mar-92                                                     4.0%                            3.2%
Apr-92                                                     3.6%                            3.2%
May-92                                                     3.6%                            3.0%
Jun-92                                                     3.6%                            3.1%
Jul-92                                                     3.5%                            3.2%
Aug-92                                                     3.5%                            3.1%
Sep-92                                                     3.5%                            3.0%
Oct-92                                                     3.5%                            3.2%
Nov-92                                                     3.5%                            3.0%
Dec-92                                                     3.5%                            2.9%
Jan-93                                                     3.5%                            3.3%
Feb-93                                                     3.5%                            3.2%
Mar-93                                                     3.5%                            3.1%
Apr-93                                                     3.6%                            3.2%
May-93                                                     3.6%                            3.2%
Jun-93                                                     3.6%                            3.0%
Jul-93                                                     3.6%                            2.8%
Aug-93                                                     3.6%                            2.8%
Sep-93                                                     3.6%                            2.7%
Oct-93                                                     3.5%                            2.8%
Nov-93                                                     3.5%                            2.7%
Dec-93                                                     3.5%                            2.7%
Jan-94                                                     3.2%                            2.5%
Feb-94                                                     3.2%                            2.5%
Mar-94                                                     3.2%                            2.5%
Apr-94                                                     3.2%                            2.4%
May-94                                                     3.2%                            2.3%
Jun-94                                                     3.2%                            2.5%
Jul-94                                                     3.2%                            2.8%
Aug-94                                                     3.2%                            2.9%
Sep-94                                                     3.2%                            3.0%
Oct-94                                                     3.0%                            2.6%
Nov-94                                                     3.0%                            2.7%
Dec-94                                                     3.0%                            2.7%
Jan-95                                                     2.9%                            2.8%
Feb-95                                                     2.9%                            2.9%
Mar-95                                                     2.9%                            2.9%
Apr-95                                                     2.9%                            3.1%
May-95                                                     2.9%                            3.2%
Jun-95                                                     2.9%                            3.0%
Jul-95                                                     2.7%                            2.8%
Aug-95                                                     2.7%                            2.6%
Sep-95                                                     2.7%                            2.5%
Oct-95                                                     2.7%                            2.8%
Nov-95                                                     2.7%                            2.6%
Dec-95                                                     2.7%                            2.5%
Jan-96                                                     2.8%                            2.7%
Feb-96                                                     2.8%                            2.7%
Mar-96                                                     2.8%                            2.8%
Apr-96                                                     2.9%                            2.9%
May-96                                                     2.9%                            2.9%
Jun-96                                                     2.9%                            2.8%
Jul-96                                                     2.8%                            3.0%
Aug-96                                                     2.8%                            2.9%
Sep-96                                                     2.8%                            3.0%
Oct-96                                                     2.9%                            3.0%
Nov-96                                                     2.9%                            3.3%
Dec-96                                                     2.9%                            3.3%
Jan-97                                                     2.9%                            3.0%
Feb-97                                                     2.9%                            3.0%
Mar-97                                                     2.9%                            2.8%
Apr-97                                                     2.8%                            2.5%
May-97                                                     2.8%                            2.2%
Jun-97                                                     2.8%                            2.3%
Jul-97                                                     3.0%                            2.2%
Aug-97                                                     3.0%                            2.2%
Sep-97                                                     3.0%                            2.2%
Oct-97                                                     3.3%                            2.1%
Nov-97                                                     3.3%                            1.8%
Dec-97                                                     3.3%                            1.7%
Jan-98                                                     3.3%                            1.6%
Feb-98                                                     3.3%                            1.4%
Mar-98                                                     3.3%                            1.4%
Apr-98                                                     3.5%                            1.4%
May-98                                                     3.5%                            1.7%
Jun-98                                                     3.5%                            1.7%
Jul-98                                                     3.5%                            1.7%
Aug-98                                                     3.7%                            1.6%
Sep-98                                                     3.7%                            1.5%
Oct-98                                                     3.4%                            1.5%
Nov-98                                                     3.4%                            1.5%
Dec-98                                                     3.4%                            1.6%
Jan-99                                                     3.0%                            1.7%
Feb-99                                                     3.0%                            1.6%
Mar-99                                                     3.0%                            1.7%
Apr-99                                                                                     2.3%
Source: BLOOMBERG L.P.

Although price inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Non-farm productivity grew 2.2% in 1998 and a strong 3.5% annualized rate in the first quarter of 1999, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

Following a sharp correction in July and August, the domestic equities market rallied strongly during the six-month reporting period ended April 30, 1999. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        TOTAL RETURN PERFORMANCE
GROWTH OF A HYPOTHETICAL $1 INVESTMENT

           MSCI-EAFE (ND) INDEX  S&P 500 INDEX   RUSSELL 2000 SMALL-CAP INDEX    LEHMAN AGGREGATE BOND INDEX
Oct-98     $1.00                 $1.00           $1.00                           $1.00
Nov-98     $1.05                 $1.06           $1.05                           $1.01
Dec-98     $1.09                 $1.12           $1.12                           $1.01
Jan-99     $1.09                 $1.17           $1.13                           $1.02
Feb-99     $1.06                 $1.13           $1.04                           $1.00
Mar-99     $1.11                 $1.18           $1.06                           $1.00
Apr-99     $1.15                 $1.22           $1.15                           $1.01

COMPILED BY CHARLES SCHWAB & CO., INC.


Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest-performing asset class, achieving a total return of 22.31% for the six-month period. Even within the S&P 500, the strongest performance was concentrated in the very largest stocks. Small-cap stocks, as represented by the Russell 2000-Registered Trademark- Index, also experienced a strong total return of 15.16%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the Morgan Stanley Capital International Europe,

Australasia, Far East (MSCI-EAFE)-Registered Trademark- Index, experienced a positive total return of 15.28% for the six-month reporting period.

Reflecting the moderate rise in intermediate and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 0.69% for the six-month reporting period.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500-Registered Trademark- Index reached new record highs during the reporting period and ended the period at a lofty 33.9 times earnings, more than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earnings potential. Based on other traditional market valuation measures, such as price/book (P/B) ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 PRICE/EARNINGS RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                  14.9
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                  25.5
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                  24.2
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                  23.2
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                  20.1
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                  18.9
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                  16.2
Mar-95                                  16.5
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                  19.3
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                  19.6
Nov-96                                 21.05
Dec-96                                  20.7
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                    24
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
May-98                                 26.12
Jun-98                                 27.09
Jul-98                                 26.78
Aug-98                                 22.77
Sep-98                                 24.23
Oct-98                                 27.58
Nov-98                                 30.14
Dec-98                                 31.97
Jan-99                                 33.29
Feb-99                                 32.65
Mar-99                                 33.78
Apr-99                                  33.9
30-Year Average                        15.26
Source: BLOOMBERG L.P.

TREASURY YIELDS

Following an extended period of falling interest rates that began with the market's response to developing international economic problems in the second quarter of 1997, both long-term and intermediate-term rates reversed course and began to trend upward in October 1998. Scaled-back concerns about the impact of international economic problems and continued strong growth of the domestic economy, with no evidence that it will slow soon, were the primary drivers of the reversal of the downward trend in rates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                                    30-YEAR TREASURY  FIVE-YEAR TREASURY
                                                       BOND YIELD         NOTE YIELD
11/2/98                                                        5.24%               4.40%
11/3/98                                                        5.22%               4.37%
11/4/98                                                        5.33%               4.48%
11/5/98                                                        5.36%               4.49%
11/6/98                                                        5.39%               4.59%
11/9/98                                                        5.29%               4.54%
11/10/98                                                       5.29%               4.50%
11/11/98                                                       5.29%               4.50%
11/12/98                                                       5.25%               4.47%
11/13/98                                                       5.25%               4.50%
11/16/98                                                       5.29%               4.57%
11/17/98                                                       5.29%               4.57%
11/18/98                                                       5.25%               4.58%
11/19/98                                                       5.24%               4.62%
11/20/98                                                       5.22%               4.60%
11/23/98                                                       5.25%               4.62%
11/24/98                                                       5.22%               4.62%
11/25/98                                                       5.19%               4.63%
11/26/98                                                       5.19%               4.63%
11/27/98                                                       5.16%               4.59%
11/30/98                                                       5.06%               4.48%
12/1/98                                                        5.04%               4.41%
12/2/98                                                        5.02%               4.32%
12/3/98                                                        5.00%               4.26%
12/4/98                                                        5.04%               4.39%
12/7/98                                                        5.03%               4.44%
12/8/98                                                        4.99%               4.38%
12/9/98                                                        4.98%               4.36%
12/10/98                                                       4.96%               4.32%
12/11/98                                                       5.02%               4.39%
12/14/98                                                       4.99%               4.33%
12/15/98                                                       5.03%               4.39%
12/16/98                                                       4.99%               4.29%
12/17/98                                                       5.01%               4.35%
12/18/98                                                       5.00%               4.36%
12/21/98                                                       5.06%               4.44%
12/22/98                                                       5.14%               4.51%
12/23/98                                                       5.18%               4.64%
12/24/98                                                       5.21%               4.71%
12/25/98                                                       5.22%               4.71%
12/28/98                                                       5.15%               4.63%
12/29/98                                                       5.10%               4.57%
12/30/98                                                       5.09%               4.53%
12/31/98                                                       5.10%               4.54%
1/1/99                                                         5.10%               4.54%
1/4/99                                                         5.15%               4.56%
1/5/99                                                         5.21%               4.62%
1/6/99                                                         5.16%               4.57%
1/7/99                                                         5.22%               4.63%
1/8/99                                                         5.27%               4.73%
1/11/99                                                        5.31%               4.79%
1/12/99                                                        5.22%               4.67%
1/13/99                                                        5.13%               4.56%
1/14/99                                                        5.06%               4.46%
1/15/99                                                        5.11%               4.55%
1/18/99                                                        5.12%               4.55%
1/19/99                                                        5.15%               4.61%
1/20/99                                                        5.17%               4.64%
1/21/99                                                        5.13%               4.56%
1/22/99                                                        5.08%               4.52%
1/25/99                                                        5.12%               4.55%
1/26/99                                                        5.13%               4.58%
1/27/99                                                        5.13%               4.55%
1/28/99                                                        5.11%               4.56%
1/29/99                                                        5.09%               4.55%
2/1/99                                                         5.18%               4.64%
2/2/99                                                         5.24%               4.70%
2/3/99                                                         5.25%               4.73%
2/4/99                                                         5.29%               4.79%
2/5/99                                                         5.35%               4.86%
2/8/99                                                         5.34%               4.84%
2/9/99                                                         5.30%               4.80%
2/10/99                                                        5.37%               4.82%
2/11/99                                                        5.37%               4.84%
2/12/99                                                        5.42%               4.96%
2/15/99                                                        5.43%               4.98%
2/16/99                                                        5.34%               4.94%
2/17/99                                                        5.31%               4.90%
2/18/99                                                        5.38%               4.97%
2/19/99                                                        5.39%               4.99%
2/22/99                                                        5.36%               4.94%
2/23/99                                                        5.43%               5.04%
2/24/99                                                        5.51%               5.12%
2/25/99                                                        5.65%               5.29%
2/26/99                                                        5.58%               5.22%
3/1/99                                                         5.67%               5.31%
3/2/99                                                         5.61%               5.23%
3/3/99                                                         5.70%               5.29%
3/4/99                                                         5.70%               5.31%
3/5/99                                                         5.60%               5.22%
3/8/99                                                         5.59%               5.19%
3/9/99                                                         5.53%               5.10%
3/10/99                                                        5.55%               5.12%
3/11/99                                                        5.56%               5.12%
3/12/99                                                        5.53%               5.06%
3/15/99                                                        5.52%               5.06%
3/16/99                                                        5.48%               5.02%
3/17/99                                                        5.51%               5.04%
3/18/99                                                        5.49%               5.01%
3/19/99                                                        5.56%               5.08%
3/22/99                                                        5.57%               5.12%
3/23/99                                                        5.54%               5.05%
3/24/99                                                        5.53%               5.06%
3/25/99                                                        5.59%               5.10%
3/26/99                                                        5.59%               5.08%
3/29/99                                                        5.64%               5.13%
3/30/99                                                        5.58%               5.05%
3/31/99                                                        5.63%               5.10%
4/1/99                                                         5.67%               5.14%
4/2/99                                                         5.60%               5.05%
4/5/99                                                         5.59%               5.05%
4/6/99                                                         5.52%               4.99%
4/7/99                                                         5.50%               5.01%
4/8/99                                                         5.44%               4.94%
4/9/99                                                         5.46%               4.96%
4/12/99                                                        5.45%               4.96%
4/13/99                                                        5.49%               5.00%
4/14/99                                                        5.51%               5.03%
4/15/99                                                        5.53%               5.06%
4/16/99                                                        5.57%               5.11%
4/19/99                                                        5.52%               5.03%
4/20/99                                                        5.51%               5.03%
4/21/99                                                        5.52%               5.08%
4/22/99                                                        5.60%               5.13%
4/23/99                                                        5.60%               5.14%
4/26/99                                                        5.58%               5.11%
4/27/99                                                        5.54%               5.10%
4/28/99                                                        5.58%               5.14%
4/29/99                                                        5.53%               5.08%
4/30/99                                                        5.66%               5.21%
Source: BLOOMBERG L.P.

INTERNATIONAL PERFORMANCE

The MSCI-EAFE-Registered Trademark- Index gained 15.28% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 22.39%, reflecting the relative weakness of most foreign currencies during the period.

With the exception of Austria, Denmark and Belgium, all of the MSCI-EAFE component countries had positive returns for the period. In particular, many of the Asian countries reversed their severe declines to post strong returns. The strongest-performing countries for the period were Singapore, Finland and New Zealand.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MSCI-EAFE COUNTRY RETURNS
  SIX MONTHS ENDED 4/30/99
      Singapore     53.54%
        Finland     47.33%
    New Zealand     30.43%
          Japan     26.47%
      Hong Kong     25.64%
      Australia     23.83%
         Sweden     19.34%
        Ireland     18.49%
 United Kingdom     15.38%
    Netherlands     11.88%
          Italy     11.68%
         France     10.65%
         Norway      4.39%
        Germany      3.58%
          Spain      2.47%
    Switzerland      0.52%
        Austria     -1.27%
        Denmark     -3.22%
        Belgium     -3.84%
Source: DATASTREAM

  This market overview has been provided by the portfolio management team.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/99

                                                                         AVERAGE ANNUAL RETURNS
                                                                  ------------------------------------
                                                                                             SINCE         CUMULATIVE
                                                                      SIX                  INCEPTION       RETURN(2)
                                                                   MONTHS(1)   ONE YEAR    (11/18/96)   (11/18/96-4/30/99)
------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(3)                              21.40%      11.99%       17.46%          48.30%
------------------------------------------------------------------------------------------------------------------------
Growth Composite Index(4,5)                                           14.49%       5.44%       14.48%           39.25%
------------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                   22.31%      21.83%       29.48%           88.26%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   0.69%       6.27%        7.25%           18.70%
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/99. As of 3/31/99, the Portfolio's six-month, one-year and since-inception average annual total returns were 21.46%, 8.52% and 16.19%, respectively. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 21.07%, 7.85% and 15.38%, respectively, as of 3/31/99.

(1) Actual, not annualized, because period is less than one year.

(2) Without fee waivers and guarantees, cumulative total return would have been lower.

(3) The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/29/00 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 21.07%, 11.33% and 16.65%, respectively, as of 4/30/99. Underlying funds also charge fees and incur expenses.

(4) The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 35% large-cap, 20% small-cap, 25% foreign, 15% bonds and 5% cash.

(5) As of 4/30/99 there were 1,932 large-cap funds, 799 small-cap funds, 638 foreign funds and 543 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB MARKETMANAGER GROWTH PORTFOLIO   S&P 500 INDEX   LEHMAN BROTHERS AGGREGATE BOND INDEX    GROWTH COMPOSITE INDEX
11/18/96                  $10,000                     $10,000                     $10,000                   $10,000
11/30/96                  $10,120                     $10,271                     $10,071                   $10,144
12/31/96                  $10,077                     $10,068                      $9,977                   $10,121
1/31/97                   $10,371                     $10,696                     $10,008                   $10,364
2/28/97                   $10,310                     $10,780                     $10,033                   $10,333
3/31/97                   $10,016                     $10,338                      $9,922                   $10,071
4/30/97                   $10,229                     $10,955                     $10,071                   $10,232
5/31/97                   $10,848                     $11,621                     $10,166                   $10,862
6/30/97                   $11,274                     $12,141                     $10,287                   $11,275
7/31/97                   $11,841                     $13,106                     $10,565                   $11,856
8/31/97                   $11,547                     $12,372                     $10,475                   $11,522
9/30/97                   $12,145                     $13,049                     $10,630                   $12,108
10/31/97                  $11,760                     $12,613                     $10,784                   $11,659
11/30/97                  $11,750                     $13,197                     $10,834                   $11,710
12/31/97                  $11,927                     $13,424                     $10,943                   $11,824
1/31/98                   $11,959                     $13,573                     $11,084                   $11,908
2/28/98                   $12,622                     $14,552                     $11,075                   $12,582
3/31/98                   $13,146                     $15,297                     $11,112                   $13,076
4/30/98                   $13,242                     $15,452                     $11,170                   $13,207
5/31/98                   $13,135                     $15,186                     $11,276                   $12,991
6/30/98                   $13,306                     $15,802                     $11,372                   $13,130
7/31/98                   $13,135                     $15,635                     $11,396                   $12,914
8/31/98                   $11,639                     $13,377                     $11,582                   $11,292
9/30/98                   $11,745                     $14,235                     $11,853                   $11,587
10/31/98                  $12,216                     $15,392                     $11,790                   $12,163
11/30/98                  $12,814                     $16,325                     $11,857                   $12,731
12/31/98                  $13,734                     $17,265                     $11,893                   $13,303
1/31/99                   $14,255                     $17,987                     $11,977                   $13,519
2/28/99                   $13,712                     $17,427                     $11,768                   $13,034
3/31/99                   $14,266                     $18,124                     $11,832                   $13,389
4/30/99                   $14,830                     $18,826                     $11,870                   $13,925

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth Portfolio, made at its inception, with similar investments in the Growth Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysisa of the respective performances of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

-------------------------------------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                                                  $ 151,854
-------------------------------------------------------------------------------------------------
Total net assets as of 4/30/99 (000s)                                                   $ 170,367
-------------------------------------------------------------------------------------------------
Percentage growth over reporting period                                                     12.2%
-------------------------------------------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The Portfolio allocations will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 4/30/99, and is not indicative of its composition after that date. The terms used below are defined on page 30. A complete list of the securities in the Portfolio as of 4/30/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                                       SCHWAB MARKET
                                                                          MANAGER            PEER GROUP
                                                                     GROWTH PORTFOLIO*       AVERAGE++
--------------------------------------------------------------------------------------------------------
Number of Holdings                                                           39**                  129
--------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                               $29,320                $42,604
--------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                                 30.0                   33.6
--------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                      7.2                    7.8
--------------------------------------------------------------------------------------------------------
12-Month Yield                                                             1.52%                  0.51%
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     179%                    73%
--------------------------------------------------------------------------------------------------------
Three-Year Beta                                                             N/A                   0.96
--------------------------------------------------------------------------------------------------------
Expense Ratio                                                              0.50%+                  1.32%
--------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most large-cap funds invest primarily in individual securities.

 + Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 1,932 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



                ASSET MIX
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Large-Cap            44.5%
International        21.4%
Small-Cap/Mid-Cap    18.8%
Bonds                 8.9%
Cash                  6.3%

                                             TARGET MIX IN
                                 MIX AS OF      NEUTRAL
                                  4/30/99       MARKETS
----------------------------------------------------------
Stock Funds                          84.77%        80.00%
----------------------------------------------------------
Bond Funds                            8.92%        15.00%
----------------------------------------------------------
Cash Equivalents                      6.31%         5.00%
----------------------------------------------------------
Total                                  100%          100%
----------------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

------------------------------------------------
American Century Income & Growth
Fund, Institutional Class                 12.62%
------------------------------------------------
Longleaf Partners Fund                     7.06%
------------------------------------------------
Hotchkis & Wiley International Fund        4.58%
------------------------------------------------
American Century Ultra Fund,
Institutional Class                        4.52%
------------------------------------------------
Oakmark International Fund                 4.24%
------------------------------------------------
American Century International Growth
Fund, Institutional Class                  4.12%
------------------------------------------------
Artisan International Fund                 3.78%
------------------------------------------------
Morgan Stanley Institutional
International Equity Portfolio             3.60%
------------------------------------------------
Thornburg Value Fund, Class A              3.40%
------------------------------------------------
Marisco Growth & Income Fund               3.26%
------------------------------------------------
Total                                     51.18%
------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/99

                                                                         AVERAGE ANNUAL RETURNS
                                                                  ------------------------------------
                                                                                             SINCE         CUMULATIVE
                                                                      SIX                  INCEPTION       RETURN(2)
                                                                   MONTHS(1)   ONE YEAR    (11/18/96)   (11/18/96-4/30/99)
------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED PORTFOLIO(3)                            16.85%      11.37%       15.16%          41.30%
------------------------------------------------------------------------------------------------------------------------
Balanced Composite Index(4,5)                                         11.16%       6.12%       13.05%           35.04%
------------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                   22.31%      21.83%       29.48%           88.26%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   0.69%       6.27%        7.25%           18.70%
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/99. As of 3/31/99, the Portfolio's six-month, one-year and since-inception average annual total returns were 16.26%, 8.03% and 14.05%, respectively. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 15.96%, 7.37% and 13.15%, respectively, as of 3/31/99.

(1) Actual, not annualized, because period is less than one year.

(2) Without fees and waivers, cumulative total return would have been lower.

(3) The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/29/00 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 16.52%, 10.70% and 14.27%, respectively, as of 4/30/99. Underlying funds also charge fees and incur expenses.

(4) The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 30% large-cap, 15% small-cap, 15% foreign, 35% bonds and 5% cash.

(5) As of 4/30/99 there were 1,932 large-cap funds, 799 small-cap funds, 638 foreign funds and 543 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB MARKETMANAGER BALANCED PORTFOLIO   S&P 500 INDEX   LEHMAN BROTHERS AGGREGATE BOND INDEX
11/18/96                                    $10,000         $10,000                                $10,000
11/30/96                                    $10,100         $10,271                                $10,071
12/31/96                                    $10,059         $10,068                                 $9,977
1/31/97                                     $10,322         $10,696                                $10,008
2/28/97                                     $10,271         $10,780                                $10,033
3/31/97                                     $10,018         $10,338                                 $9,922
4/30/97                                     $10,200         $10,955                                $10,071
5/31/97                                     $10,676         $11,621                                $10,166
6/30/97                                     $11,041         $12,141                                $10,287
7/31/97                                     $11,517         $13,106                                $10,565
8/31/97                                     $11,284         $12,372                                $10,475
9/30/97                                     $11,770         $13,049                                $10,630
10/31/97                                    $11,527         $12,613                                $10,784
11/30/97                                    $11,558         $13,197                                $10,834
12/31/97                                    $11,719         $13,424                                $10,943
1/31/98                                     $11,762         $13,573                                $11,084
2/28/98                                     $12,251         $14,552                                $11,075
3/31/98                                     $12,634         $15,297                                $11,112
4/30/98                                     $12,688         $15,452                                $11,170
5/31/98                                     $12,613         $15,186                                $11,276
6/30/98                                     $12,783         $15,802                                $11,372
7/31/98                                     $12,677         $15,635                                $11,396
8/31/98                                     $11,581         $13,377                                $11,582
9/30/98                                     $11,740         $14,235                                $11,853
10/31/98                                    $12,092         $15,392                                $11,790
11/30/98                                    $12,560         $16,325                                $11,857
12/31/98                                    $13,311         $17,265                                $11,893
1/31/99                                     $13,693         $17,987                                $11,977
2/28/99                                     $13,224         $17,427                                $11,768
3/31/99                                     $13,650         $18,124                                $11,832
4/30/99                                     $14,130         $18,826                                $11,870

           BALANCED COMPOSITE INDEX
11/18/96                     $10,000
11/30/96                     $10,134
12/31/96                     $10,088
1/31/97                      $10,296
2/28/97                      $10,274
3/31/97                      $10,036
4/30/97                      $10,204
5/31/97                      $10,700
6/30/97                      $11,033
7/31/97                      $11,553
8/31/97                      $11,295
9/30/97                      $11,762
10/31/97                     $11,485
11/30/97                     $11,550
12/31/97                     $11,664
1/31/98                      $11,754
2/28/98                      $12,252
3/31/98                      $12,620
4/30/98                      $12,726
5/31/98                      $12,586
6/30/98                      $12,732
7/31/98                      $12,564
8/31/98                      $11,411
9/30/98                      $11,734
10/31/98                     $12,148
11/30/98                     $12,595
12/31/98                     $13,048
1/31/99                      $13,239
2/28/99                      $12,819
3/31/99                      $13,105
4/30/99                      $13,504

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Balanced Portfolio, made at its inception, with similar investments in the Balanced Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

-------------------------------------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                                                    $92,794
-------------------------------------------------------------------------------------------------
Total net assets as of 4/30/99 (000s)                                                   $ 109,738
-------------------------------------------------------------------------------------------------
Percentage growth over reporting period                                                     18.3%
-------------------------------------------------------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The Portfolio's allocation will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 4/30/99, and is not indicative of its composition after that date. The terms used below are defined on page 30. A complete list of the securities in the Portfolio as of 4/30/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                                          SCHWAB
                                                                       MARKETMANAGER        PEER GROUP
                                                                    BALANCED PORTFOLIO*     AVERAGE++
--------------------------------------------------------------------------------------------------------
Number of Holdings                                                           36**                 225
--------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                               $23,431                $28,204
--------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                                 29.3                   30.2
--------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                      7.1                    6.4
--------------------------------------------------------------------------------------------------------
12-Month Yield                                                             2.35%                  2.40%
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     175%                    98%
--------------------------------------------------------------------------------------------------------
Three-Year Beta                                                             N/A                   0.56
--------------------------------------------------------------------------------------------------------
Expense Ratio                                                              0.50%+                  1.30%
--------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most domestic hybrid funds invest primarily in individual securities.

 + Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. This information is as of 4/30/99. The peer group average is based on 741 domestic hybrid funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ASSET MIX
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS
Large-Cap             33.7%
International         14.7%
Small-Cap/Mid-Cap     16.3%
Bonds                 30.2%
Cash                   5.1%

                                             TARGET MIX IN
                                 MIX AS OF      NEUTRAL
                                  4/30/99       MARKETS
----------------------------------------------------------
Stock Funds                          64.71%         60.00%
----------------------------------------------------------
Bond Funds                           30.15%         35.00%
----------------------------------------------------------
Cash Equivalents                      5.14%          5.00%
----------------------------------------------------------
Total                                  100%           100%
----------------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

------------------------------------------------
PIMCO Total Return Fund,Institutional
Class                                     13.44%
------------------------------------------------
Longleaf Partners Fund                     9.12%
------------------------------------------------
Federated U.S. Government Securities
Fund, 2-5 Years, Institutional Class       6.62%
------------------------------------------------
American Century Intermediate Term
Treasury Fund                              6.20%
------------------------------------------------
Marisco Growth & Income Fund               5.35%
------------------------------------------------
Oakmark International Fund                 4.76%
------------------------------------------------
American Century Income & Growth
Fund, Institutional Class                  3.99%
------------------------------------------------
Melody 4500 Fund, LP(1)                    3.89%
------------------------------------------------
Artisan International Fund                 3.51%
------------------------------------------------
Hotchkis & Wiley International Fund        3.25%
------------------------------------------------
Total                                     60.13%
------------------------------------------------

(1) See Note 3 in the Notes to Financial Statements.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/99

                                                                       AVERAGE ANNUAL RETURNS
                                                                -------------------------------------
                                                                                            SINCE         CUMULATIVE
                                                                   SIX                    INCEPTION       RETURN(2)
                                                                MONTHS(1)    ONE YEAR     (9/16/97)    (9/16/97-4/30/99)
-----------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(3)                         23.06%      (0.55)%     4.70%           7.73%
-----------------------------------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index                            15.16%      (9.25)%    (0.63)%         (1.01)%
-----------------------------------------------------------------------------------------------------------------------
Average Small-Cap Fund(4)                                           14.83%     (10.69)%    (1.07)%         (1.74)%
-----------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/99. As of 3/31/99, the Portfolio's six-month, one-year and since-inception average annual total returns were 18.88%, (6.98)% and 0.19%, respectively. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 18.45%, (7.73)% and (0.62)%, respectively, as of 3/31/99.

(1) Actual, not annualized, because period is less than one year.

(2) Without fee waivers and guarantees, cumulative total returns would have been lower.

(3) The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/29/00 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 22.62%, (1.32)% and 3.89%, respectively, as of 4/30/99. The underlying funds also charge fees and incur expenses.

(4) Source: Morningstar, Inc. The small-cap fund category contains 799 funds as of 4/30/99.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO   RUSSELL 2000 INDEX
 9/16/97                                     $10,000             $10,000
 9/30/97                                     $10,260             $10,201
10/31/97                                      $9,930              $9,753
11/30/97                                      $9,770              $9,690
12/31/97                                      $9,886              $9,859
1/31/98                                       $9,701              $9,704
2/28/98                                      $10,277             $10,420
3/31/98                                      $10,781             $10,849
4/30/98                                      $10,832             $10,909
5/31/98                                      $10,359             $10,321
6/30/98                                      $10,411             $10,342
7/31/98                                       $9,896              $9,505
8/31/98                                       $8,271              $7,659
9/30/98                                       $8,435              $8,259
10/31/98                                      $8,754              $8,595
11/30/98                                      $9,238              $9,046
12/31/98                                      $9,946              $9,606
1/31/99                                      $10,101              $9,734
2/28/99                                       $9,563              $8,945
3/31/99                                      $10,029              $9,085
4/30/99                                      $10,773              $9,899

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, with a similar investment in the Russell 2000-Registered Trademark- Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the performances of the Portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

-------------------------------------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                                                  $ 128,547
-------------------------------------------------------------------------------------------------
Total net assets as of 4/30/99 (000s)                                                   $ 124,951
-------------------------------------------------------------------------------------------------
Percentage change over reporting period                                                    (2.8)%
-------------------------------------------------------------------------------------------------

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company stock funds. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 4/30/99, and is not indicative of its composition after that date. The terms used below are defined on page 31. A complete list of the securities in the Portfolio as of 4/30/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                                                SCHWAB
                                                                          MARKETMANAGER SMALL   PEER GROUP
                                                                            CAP PORTFOLIO*       AVERAGE++
---------------------------------------------------------------------------------------------------------
Number of Holdings                                                                  21**             159
---------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                                       $2,004              $722
---------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                                        28.0              25.9
---------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                             6.9               4.7
---------------------------------------------------------------------------------------------------------
12-Month Yield                                                                    0.45%             0.17%
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                             67%               94%
---------------------------------------------------------------------------------------------------------
Three-Year Beta                                                                    N/A              1.04
---------------------------------------------------------------------------------------------------------
Expense Ratio                                                                     0.50%+            1.58%
---------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most small-cap funds invest primarily in individual securities.

 + Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 799 small-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ASSET MIX
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Growth      19.8%
Value       39.1%
Blend       34.6%
Sector       4.9%
Cash         1.6%

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

------------------------------------------------
Melody 4500 Fund, LP(1)                   17.50%
------------------------------------------------
Longleaf Partners Small Cap Fund          17.38%
------------------------------------------------
Weitz Series Hickory Fund                 11.33%
------------------------------------------------
Longleaf Partners Realty Fund              8.06%
------------------------------------------------
Janus Enterprise Fund                      7.03%
------------------------------------------------
Ariel Appreciation Fund                    6.21%
------------------------------------------------
Turner Small Cap Growth Fund               5.16%
------------------------------------------------
Robertson Stephens Emerging Growth
Fund                                       5.01%
------------------------------------------------
Fremont U.S. Micro Cap Fund                4.39%
------------------------------------------------
State Street Research Global
Resources Fund                             3.72%
------------------------------------------------
Total                                     85.79%
------------------------------------------------

(1) See Note 3 in the Notes to Financial Statements.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/99

                                                                          AVERAGE ANNUAL RETURN
                                                                   ------------------------------------
                                                                                              SINCE         CUMULATIVE
                                                                       SIX                  INCEPTION       RETURN(2)
                                                                    MONTHS(1)   ONE YEAR    (10/16/96)   (10/16/96-4/30/99)
-------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(3)                        20.78%       6.67%       13.57%          38.15%
-------------------------------------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                                  15.28%       9.50%       10.90%           30.04%
-------------------------------------------------------------------------------------------------------------------------
Average Foreign Fund(4)                                                15.71%       2.86%       10.88%           29.99%
-------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/99. As of 3/31/99, the Portfolio's six-month, one-year and since-inception average annual total returns were 16.78%, 1.44% and 10.75%, respectively. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 16.37%, 10.77% and 9.94%, respectively, as of 3/31/99.

(1) Actual, not annualized, because period is less than one year.

(2) Without fee waivers and guarantees, cumulative total return would have been lower.

(3) The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/29/00 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the six-month, one-year and since-inception average annual total returns would have been 20.41% , 5.99% and 12.75%, respectively, as of 4/30/99. The underlying funds also charge fees and incur expenses.

(4) Source: Morningstar, Inc. The foreign fund category contains 638 funds as of 4/30/99.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO   MSCI-EAFE INDEX
10/16/96                                        $10,000             $10,000
10/31/96                                         $9,910              $9,836
11/30/96                                        $10,220             $10,228
12/31/96                                        $10,313             $10,096
1/31/97                                         $10,426              $9,742
2/28/97                                         $10,599              $9,902
3/31/97                                         $10,558              $9,938
4/30/97                                         $10,609              $9,991
5/31/97                                         $11,209             $10,641
6/30/97                                         $11,697             $11,227
7/31/97                                         $11,962             $11,409
8/31/97                                         $11,199             $10,557
9/30/97                                         $11,830             $11,148
10/31/97                                        $11,046             $10,291
11/30/97                                        $10,894             $10,186
12/31/97                                        $11,016             $10,274
1/31/98                                         $11,146             $10,744
2/28/98                                         $11,925             $11,434
3/31/98                                         $12,670             $11,786
4/30/98                                         $12,952             $11,879
5/31/98                                         $13,265             $11,821
6/30/98                                         $13,157             $11,911
7/31/98                                         $13,525             $12,031
8/31/98                                         $11,654             $10,540
9/30/98                                         $11,006             $10,217
10/31/98                                        $11,438             $11,281
11/30/98                                        $12,011             $11,859
12/31/98                                        $12,481             $12,327
1/31/99                                         $12,820             $12,290
2/28/99                                         $12,415             $11,998
3/31/99                                         $12,853             $12,498
4/30/99                                         $13,815             $13,004

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe Australasia, Far East (MSCI-EAFE)-Registered Trademark- Index. A detailed analysis of the performances of the Portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

--------------------------------------------------------------------------------------------------
Total net assets as of 10/31/98 (000s)                                                   $  73,804
--------------------------------------------------------------------------------------------------
Total net assets as of 4/30/99 (000s)                                                    $  79,962
--------------------------------------------------------------------------------------------------
Percentage change over reporting period                                                     (8.3)%
--------------------------------------------------------------------------------------------------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager International Portfolio offers broad diversification with the convenience of a single investment. The Portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan. The information below and on the following page provides a snapshot of the Portfolio's characteristics as of 4/30/99, and is not indicative of its composition after that date. The terms used below are defined on page 30. A complete list of the securities in the Portfolio as of 4/30/99 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                          SCHWAB MARKETMANAGER              PEER GROUP
                                                        INTERNATIONAL PORTFOLIO*            AVERAGE++
----------------------------------------------------------------------------------------------------
Number of Holdings                                                20**                         161
----------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                    $10,175                       $14,595
----------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                      31.8                          28.6
----------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                           6.0                           5.7
----------------------------------------------------------------------------------------------------
12-Month Yield                                                  1.06%                         0.76%
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                          139%                           74%
----------------------------------------------------------------------------------------------------
Three-Year Beta                                                  N/A                          0.72
----------------------------------------------------------------------------------------------------
Expense Ratio                                                   0.50%+                        1.68%
----------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is not intended to show, predict or guarantee future composition of the Portfolio. WEBS Germany Index Series was not included when compiling Portfolio Facts because information was not available.

** The Portfolio invests primarily in other funds, whereas most foreign funds invest primarily in individual securities.

 + Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/29/00. Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 638 foreign funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ASSET MIX
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

International-Diversified Mutual Funds     67.4%
European Regional Mutual Funds              5.7%
Asian Regional Funds                       23.0%
Latin American Mutual Funds                 3.0%
CASH                                        0.9%

           TOP FIVE COUNTRIES
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

------------------------------------------------
Japan                                     26.64%
------------------------------------------------
United Kingdom                            13.64%
------------------------------------------------
France                                     6.36%
------------------------------------------------
Germany                                    6.05%
------------------------------------------------
Hong Kong                                  4.91%
------------------------------------------------
Total                                     57.60%
------------------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-----------------------------------------------
Developed Europe(1)                      43.71%
-----------------------------------------------
Developed Pacific(2)                     37.02%
-----------------------------------------------
Emerging Markets                          8.94%
-----------------------------------------------
Cash                                      5.79%
-----------------------------------------------
Canada                                    1.91%
-----------------------------------------------
United States                             1.24%
-----------------------------------------------
Other Investments                         1.39%
-----------------------------------------------
Total                                      100%
-----------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

------------------------------------------------
Scudder Japan Fund                        13.85%
------------------------------------------------
Oakmark International Fund                 9.86%
------------------------------------------------
Pilgrim International Small Cap
Growth Fund, Class Q                       8.32%
------------------------------------------------
Northstar International Value Fund         8.08%
------------------------------------------------
Federated International Small Company
Fund                                       6.12%
------------------------------------------------
Ivy International Fund, Class A            6.08%
------------------------------------------------
American Century International Growth
Fund                                       5.94%
------------------------------------------------
Artisan International Fund                 5.92%
------------------------------------------------
Janus Overseas Fund                        5.88%
------------------------------------------------
Warburg Pincus Japan Small Company
Fund                                       4.77%
------------------------------------------------
Total                                     74.82%
------------------------------------------------

(1) Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

(2) Developed Pacific includes the following countries: Australia, China/Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

CYNTHIA LIU--senior vice president and senior portfolio manager, is the portfolio manager of the MarketManager International and Small Cap Portfolios and co-portfolio manager of the Growth and Balanced Portfolios. Prior to joining Charles Schwab Investment Management, Inc. (CSIM) in 1996, Cynthia was director of investment strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year awards, sponsored by the SOUTH CHINA MORNING POST, for her management of trusts. Cynthia holds a B.A. degree in economics from National Cheng-chi University in Taiwan and is a Chartered Financial Analyst (CFA).

JEFFREY MORTIMER--director and portfolio manager, is co-portfolio manager of the MarketManager Growth and Balanced Portfolios. Jeff joined CSIM in November 1997. Prior to that, he was chief investment officer of Higgins Associates, managing and advising close to $1 billion in assets. Prior to joining Higgins, Jeff was employed by Gannett Welsh & Kotler, a money management firm. He holds an M.B.A. degree from the University of Chicago and a B.S. degree in finance from Babson College and is a CFA.

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

GROWTH AND BALANCED PORTFOLIOS

Q. HOW DID THE PORTFOLIOS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 21.40% and 16.85%, respectively, for the six-month reporting period ended 4/30/99. As shown on the preceding pages, both Portfolios achieved returns that were significantly greater than their respective composite indices. Additionally, both Portfolios have achieved inception-to-date total returns (from 11/18/96) in excess of their respective composite indices.

Q. WHICH ASSET CLASSES PERFORMED WELL?

A. As shown in the following table the top-performing asset class, comprised large-cap growth stock funds, leading the market out of its correction last summer. Large-cap value stock funds, small-cap stock funds and international stock funds all had positive returns for the period but didn't enjoy the very strong performance of large-cap growth funds. The primary reason for the difference in performance among these asset classes was the strong returns generated in the technology sector during the reporting period, especially among large-cap names.


ASSET CLASS


                                                                                             SIX-MONTH
                                                                                             RETURN AS
                                                                                                 OF
                                                              INDEX                           4/30/99
------------------------------------------------------------------------------------------------------
                                                              S&P
                                                              500-Registered Trademark-
Large-Cap Stocks                                              Index                             22.31%
------------------------------------------------------------------------------------------------------
                                                              Russell
                                                              2000-Registered Trademark-
Small-Cap Stocks                                              Index                             15.16%
------------------------------------------------------------------------------------------------------
                                                              MSCI-EAFE-Registered Trademark-
International Stocks                                          Index                             15.28%
------------------------------------------------------------------------------------------------------
                                                              Lehman Brothers Aggregate
Bonds                                                         Bond Index                         0.69%
------------------------------------------------------------------------------------------------------
Cash                                                          Three-Month Treasury Bill          2.26%
------------------------------------------------------------------------------------------------------

The S&P 500 index is comprised of 500 large-company common stocks representing key industries, including many from the most recognizable companies in the United States. The Russell 2000 Index measures the performance of U.S. small-company stocks. The MSCI-EAFE Index measures the performance of foreign stocks in countries with developed stock markets. The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. As you would expect, the strongest-performing funds during the period were those that focused on the large-cap area of the market. Focus on the technology sector also enhanced performance. As such, the strongest funds included the Janus Twenty Fund, Janus Mercury Fund, Janus Olympus Fund, Twentieth Century Ultra Fund and Marsico Growth & Income Fund. In the small- and mid-cap area, the Thornburg Value Fund performed well. Internationally, the American Century International Growth Fund performed admirably.

Q. HOW DID THE PORTFOLIOS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THEY POSITIONED AT THE CLOSE OF THE PERIOD?

A. The overall strategy of the Portfolios changed little over the reporting period. Large-cap mutual funds remained overweighted throughout the period, with small-cap and international mutual funds underweighted throughout. At the close of the period, the Portfolios were overweighted in equity mutual funds relative to their benchmarks, underweighted in fixed income funds and slightly overweighted in cash. Within the equity component of the asset allocation, the Portfolios were overweighted in large-cap stock mutual funds, near neutral in small-cap mutual funds and slightly underweighted in international funds.

The following charts show the two Portfolios' actual asset mixes during the reporting period. The cash holdings shown include both the actual cash holdings of the Portfolios as well as the cash holdings of the underlying funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
Actual Asset Mix: 10/31/98-4/30/99
                              Cash      Bonds  International Equity   Small-Cap Equity     Large-Cap Equity
10/98                        6.19%      9.92%                17.84%             13.71%               52.34%
11/98                        7.29%      8.18%                19.96%              9.76%               54.81%
12/98                        2.77%     11.63%                19.85%             12.82%               52.93%
1/99                         6.08%     11.54%                20.07%             14.84%               47.47%
2/99                         8.63%     11.97%                19.90%             13.41%               46.09%
3/99                         4.24%     12.22%                18.81%             12.85%               51.87%
4/99                         7.25%      8.83%                21.18%             18.65%               44.09%


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
Actual Asset Mix: 10/31/98-4/30/99
                                 Cash      Bonds  International Equity   Small-Cap Equity    Large-Cap Equity
10/98                           7.15%     28.70%                10.10%             13.28%              40.77%
11/98                           5.60%     30.97%                11.15%              9.30%              42.98%
12/98                           3.98%     31.00%                10.96%             11.42%              42.64%
1/99                            4.70%     32.44%                13.03%             12.12%              37.71%
2/99                            7.93%     32.27%                11.51%             13.16%              35.13%
3/99                            3.60%     33.04%                11.36%             12.20%              39.80%
4/99                            6.68%     29.66%                14.41%             15.99%              33.26%


Q. CAN YOU SHARE A COUPLE EXAMPLES OF NEW FUNDS THAT THE PORTFOLIOS PURCHASED DURING THE PERIOD, AND WHY?

A. Two funds purchased during the period were the Marsico Focused Fund and the Robertson Stephens Growth and Income Fund. These funds were purchased because of their managers' historical ability handle volatile markets well. The Marsico Focused Fund is a large-cap growth fund with some exposure to the technology sector. Tom Marsico, the Fund's manager, will change the portfolio if other opportunities present themselves. This is also the case with John Wallace, the manager of the Robertson Stephens Growth and Income Fund. He will use small-, mid- and large-cap stocks, as well as fixed income (bond) investments to create a portfolio that has a history of capturing upside return while protecting assets in market downturns. Both of these funds are expected to remain core holdings in the Portfolio if markets continue their volatile ways.

SMALL CAP PORTFOLIO

Q. HOW DID THE SMALL CAP PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a total return of 23.06% for the six-month reporting period ended April 30, 1999, comparing favorably to the average small-cap mutual fund, which returned 11.85%, and the Russell 2000-Registered Trademark- Index, which was up 15.16%. Although the Portfolio's return was slightly greater than that of the S&P 500-Registered Trademark- Index, small-cap stocks as a group continued to trail their large-cap counterparts, which were up 22.31% as measured by the S&P 500 Index.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIO?

A. The Robertson Stephens Emerging Growth Fund was a particularly strong performer for the period, mainly due to its large Internet exposure. Other funds that added to the Portfolio's strong relative return included Longleaf Partners Small-Cap Fund and the Weitz Series Hickory Fund. The reason for these two funds' strong performances was primarily superior stock selection by their managers.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED AT THE CLOSE OF THE PERIOD?

A. The Portfolio did not change significantly during the reporting period, as the strategy in place at the start of the period continued to serve the Portfolio well. The small adjustments that were made were a result of changing market conditions and our attempt to position the Portfolio to take the greatest advantage of them. In particular, small-cap growth and blend mutual funds were increased slightly, while small-cap value funds and micro-cap funds were reduced slightly.

Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW FUNDS PURCHASED DURING THE PERIOD, AND WHY?

A. To increase our small-cap and mid-cap growth exposure, two of the funds added during the period were Janus Enterprise and Turner Small Cap Growth. Janus Enterprise is a mid-cap aggressive growth fund that invest in companies with high growth rates that offer strong potential going forward, according to the fund's manager. Turner Small Cap Growth Fund also invests in growth companies but stays sector neutral to its benchmark, attempting to add value through stock selection only. Both funds performed well for the reporting period.

Q. CAN YOU PROVIDE SOME HISTORICAL PERSPECTIVE ON SMALL-CAP STOCK RETURNS COMPARED WITH LARGE-CAP STOCK RETURNS?

A. As the first of the following graphs illustrates, the total returns of U.S. large-cap and small-cap stocks have been fairly comparable over extended periods of time--such as from 1970 to 1998. But note how the small-cap underperformance during 1998 stands out even in the context of such a long time period. As the second graph illustrates, over the past 29 years small-cap stocks have outperformed large-cap stocks 14 times. In the remaining 15 years, large-cap stocks outperformed small-cap stocks. There appears to be little, if any, predictability to this seesaw effect. That's why it's wise for an investor to consider diversifying his or her portfolio by holding both small-and large-cap stocks. For example, small-cap stocks generally outperformed large-cap stocks for the period from 1991 through 1993. Large-cap stocks were the winners from 1994 through 1998. Although not readily apparent from viewing these graphs, small-cap stocks have also exhibited a higher level of volatility over the period shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE-CAP AND SMALL-CAP CUMULATIVE RETURNS: 1970-1998
GROWTH OF A HYPOTHETICAL $1 INVESTMENT
                                                                    LARGE-CAP     SMALL-CAP
                                                                   CUMULATIVE    CUMULATIVE
                                                                       RETURN        RETURN
1970                                                                    $1.04         $0.88
1971                                                                    $1.19         $1.05
1972                                                                    $1.41         $1.09
1973                                                                    $1.21         $0.69
1974                                                                    $0.89         $0.50
1975                                                                    $1.22         $0.82
1976                                                                    $1.51         $1.24
1977                                                                    $1.40         $1.47
1978                                                                    $1.49         $1.73
1979                                                                    $1.77         $2.50
1980                                                                    $2.34         $3.34
1981                                                                    $2.22         $3.47
1982                                                                    $2.70         $4.45
1983                                                                    $3.31         $5.79
1984                                                                    $3.52         $5.49
1985                                                                    $4.65         $7.22
1986                                                                    $5.51         $7.73
1987                                                                    $5.79         $7.03
1988                                                                    $6.77         $8.71
1989                                                                    $8.90        $10.12
1990                                                                    $8.62         $8.08
1991                                                                   $11.25        $12.06
1992                                                                   $12.11        $14.41
1993                                                                   $13.32        $17.08
1994                                                                   $13.50        $16.76
1995                                                                   $18.55        $21.93
1996                                                                   $22.83        $25.93
1997                                                                   $30.44        $32.81
1998                                                                   $39.14        $32.06

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE-CAP AND SMALL-CAP RELATIVE PERFORMANCE: 1970-1998

                                                                       LARGE-CAP STRONG      SMALL-CAP STRONG
                                                                   RELATIVE PERFORMANCE  RELATIVE PERFORMANCE
1970                                                                              16.3%
1971                                                                                                    -5.8%
1972                                                                              15.4%
1973                                                                              22.0%
1974                                                                               1.5%
1975                                                                                                   -27.1%
1976                                                                                                   -27.3%
1977                                                                                                   -26.0%
1978                                                                                                   -11.5%
1979                                                                                                   -25.8%
1980                                                                                                    -1.0%
1981                                                                                                    -8.9%
1982                                                                                                    -6.9%
1983                                                                                                    -7.5%
1984                                                                              11.5%
1985                                                                               0.6%
1986                                                                              11.3%
1987                                                                              14.3%
1988                                                                                                    -7.1%
1989                                                                              15.3%
1990                                                                              17.0%
1991                                                                                                   -18.7%
1992                                                                                                   -11.8%
1993                                                                                                    -8.5%
1994                                                                               3.2%
1995                                                                               6.6%
1996                                                                               4.8%
1997                                                                               6.8%
1998                                                                              31.5%

 Source: Schwab Center for Investment Research. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks are represented by the Russell 2000 Index. This chart is for illustrative purposes only. Index returns include reinvestment of dividends and cannot be invested in directly. Indices are unmanaged and do not charge fees and expenses.

INTERNATIONAL PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio achieved a total return of 20.78% for the six-month reporting period ended April 30, 1999, comparing favorably to the average interna- tional mutual fund, which returned 15.71%, and the MSCI-EAFE-Registered Trademark-Index, which was up 15.28%. International stocks, however, continued to trail their domestic large-cap counterparts. Domestic large-cap stocks were up 22.31% for the six-month period, as measured by the S&P 500 Index.

Q. WHAT WAS THE PORTFOLIO'S EXPOSURE TO EMERGING MARKETS DURING THE REPORTING PERIOD?

A. We increased the Portfolio's emerging markets exposure slightly during the reporting period, but it remained less than 10% of the Portfolio at the close of the period. The Portfolio's exposure to emerging markets is broadly diversified and includes Latin America and the Pacific Rim.

Q. WHICH SECTORS OR REGIONS PERFORMED WELL?

A. There were many strong sectors in the international market during the six-month reporting period, as the world seemed to get back on track after a difficult period in the late summer and early fall of 1998. The strongest regions were those that were generally hardest hit during the Asian crisis, including Japan, Hong Kong, Singapore and New Zealand. Another country that did well that is outside this region was Finland. During the period, the Portfolio had between 25% and 30% of its assets invested in the Pacific region, allowing it to capture much of the returns offered there.

Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES AND THE PORTFOLIO?

A. Over the reporting period, most foreign curren- cies were weak relative to the U.S. dollar, although the yen/ dollar relationship was more volatile. The euro has weakened steadily against the dollar since its incep- tion on January 1, 1999. The strengthening dollar hurts Portfolio returns; however, strong foreign markets were more than able to offset this slight negative influence.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A. During the reporting period, we slightly decreased the Portfolio's weighting in European stocks in favor of the developed Pacific region and emerging markets. We also increased the Portfolio's small-company exposure in an attempt to take advantage of the relative values offered at this capitalization level. During most of the reporting period, the Portfolio was over- weighted in Europe and small-company stocks relative to the MSCI-EAFE-Registered Trademark- Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-4/30/99
                                                              North America    Developed Europe  Developed Pacific
10/98                                                                 3.26%              60.55%             24.68%
11/98                                                                 3.50%              60.37%             24.86%
12/98                                                                 3.32%              66.61%             21.35%
1/99                                                                  3.32%              66.61%             21.35%
2/99                                                                  3.59%              64.82%             21.08%
3/99                                                                  4.14%              51.47%             31.85%
4/99                                                                  3.15%              43.71%             37.02%



SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
ACTUAL ASSET MIX: 10/31/98-4/30/99
                                                              Emerging Markets   Other Countries       Cash
10/98                                                                    4.77%             0.46%      6.28%
11/98                                                                    4.17%             0.95%      6.15%
12/98                                                                    2.93%             1.17%      4.62%
1/99                                                                     2.93%             1.17%      4.62%
2/99                                                                     3.42%             1.06%      6.03%
3/99                                                                     8.54%             0.86%      3.14%
4/99                                                                     8.94%             1.39%      5.79%



Q. WHAT IMPACT DID THE EURO CONVERSION HAVE ON THE PORTFOLIO?

A. Overall, the conversion to the euro passed without incident on January 1, 1999. Since then the euro has weakened against the dollar, in general, and thus any underlying mutual funds that were unhedged to the euro during this period were hurt from this weakness.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)
                                          Number                 Value
                                        of Shares                (000s)
                                        ---------                ------
INVESTMENT FUNDS -- 98.5%
ASIAN FUNDS -- 22.8%
Colonial Newport Japan Fund+               41,923               $   561
Colonial Newport Tiger Fund,
  Class A                                 295,850                 2,876
Scudder Japan Fund                      1,050,325                11,007
Warburg Pincus Japan Small
  Company Fund                            376,981                 3,793
                                                                -------
                                                                 18,237
                                                                -------
EUROPEAN FUNDS -- 5.7%
Bartlett Europe Fund                      119,600                 3,035
WEBS-Germany Index Series                  70,470                 1,498
                                                                -------
                                                                  4,533
                                                                -------
INTERNATIONAL STOCK FUNDS - DIVERSIFIED -- 67.0%
American Century International
  Discovery Fund, Institutional Class     283,103                 3,106
American Century International
  Growth Fund, Institutional Class        466,752                 4,719
Artisan International Fund                254,972                 4,704
Berger/BIAM International
  Core Fund                               237,305                 3,161
Northstar International
  Value Fund                              458,177                 6,419
Federated International Small
  Company Fund                            223,304                 4,864
Ivy International Fund, Class A           108,397                 4,833
Janus Overseas Fund                       218,287                 4,669
MMA Praxis International Fund              79,627                 1,092
Oakmark International Fund                531,695                 7,837
Pilgrim International Small Cap
  Growth Fund, Class Q                    280,552                 6,610
Warburg Pincus International
  Growth Fund                              69,007                 1,541
                                                                -------
                                                                 53,555
                                                                -------

                                          Number                 Value
                                        of Shares                (000s)
                                        ---------                ------
LATIN AMERICAN FUNDS -- 3.0%
Scudder Latin America Fund                108,624               $ 2,395
                                                                -------
                                                                  2,395
                                                                -------
TOTAL INVESTMENT FUNDS
  (Cost $67,090)                                                 78,720
                                                                -------
SHORT-TERM INVESTMENTS -- 0.9%
MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                      743,291                   743
                                                                -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $743)                                                       743
                                                                -------
TOTAL INVESTMENTS -- 99.4%
  (Cost $67,833)                                                 79,463
                                                                -------
OTHER ASSETS AND LIABILITIES, NET -- 0.6%
   Other assets                                                     810
   Liabilities                                                     (311)
                                                                -------
                                                                    499
                                                                -------
Total Net Assets -- 100.0%                                      $79,962
                                                                =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.
                                                                              31

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

                                          Number                 Value
                                        of Shares                (000s)
                                        ---------                ------
INVESTMENT FUNDS -- 92.8%
BOND FUNDS -- 8.8%
American Century Intermediate
  Term Treasury Fund                      471,881               $ 4,922
American Century Long Term
  Treasury Fund                           217,380                 2,196
American Century Target
  2020 Fund                                23,276                   770
Federated U.S. Government
  Securities Fund, 2-5 Years,
  Institutional Shares                    193,958                 2,077
PIMCO Total Return Fund,
  Institutional Class                     491,309                 5,090
                                                                -------
                                                                 15,055
                                                                -------
INTERNATIONAL STOCK FUNDS -- 21.2%
American Century International
  Growth Fund, Institutional Class        688,415                 6,960
Artisan International Fund                345,802                 6,380
Federated International Small
  Company Fund                             83,939                 1,828
Hotchkis & Wiley
  International Fund                      303,138                 7,733
Morgan Stanley Institutional
  International Equity Portfolio          311,246                 6,079
Oakmark International Fund                485,776                 7,160
                                                                -------
                                                                 36,140
                                                                -------
LARGE-CAP FUNDS -- 44.1%
Accessor Value & Income Portfolio          95,635                 2,201
American Century Income &
  Growth Fund, Institutional Class        692,112                21,303
American Century Ultra Fund,
  Institutional Class                     207,723                 7,640

                                          Number                 Value
                                        of Shares                (000s)
                                        ---------                ------
Brinson U.S. Equity Fund, Class A         125,728               $ 2,645
Heritage Capital Appreciation Fund,
  Class A                                  42,756                 1,178
Hotchkis & Wiley Equity
  Income Fund                             138,652                 2,748
Janus Mercury Fund                         54,471                 1,711
Janus Olympus Fund                         49,991                 1,715
Janus Twenty Fund                          13,171                   845
Longleaf Partners Fund                    403,710                11,930
Marsico Focus Fund+                       239,704                 4,231
Marsico Growth & Income Fund+             336,238                 5,511
Rydex Series Nova Fund                    129,135                 4,737
T. Rowe Price Equity Fund                 119,064                 3,412
White Oak Growth Stock Fund                74,649                 3,402
                                                                -------
                                                                 75,209
                                                                -------
SMALL-CAP/MID-CAP FUNDS -- 18.7%
Ariel Appreciation Fund                    41,436                 1,535
BT Investment Small Cap Fund              193,281                 3,962
Janus Enterprise Fund                      38,130                 1,726
Longleaf Partners Realty Fund             318,223                 4,742
Loomis Sayles Small Cap
  Growth Fund+                             57,705                   813
Melody 4500 Fund, L.P.+**                 419,711                 4,415
Riggs Small Company Stock Fund             90,090                 1,015
Robertson Stephens Emerging
  Growth Fund                              49,924                 1,579
Robertson Stephens Growth
  and Income Fund                         206,637                 3,385
Thornburg Value Fund, Class A             215,171                 5,743
Weitz Series Hickory Fund                  78,157                 2,880
                                                                -------
                                                                 31,795
                                                                -------
TOTAL INVESTMENT FUNDS
  (Cost $142,288)                                               158,199
                                                                -------

                                          Number                Value
                                        of Shares               (000s)
                                        ---------               ------
SHORT-TERM INVESTMENTS -- 6.3%
MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                    1,647,045              $  1,647
Rydex U.S. Government
  Money Market Fund                     9,022,993                 9,023
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,670)                                                 10,670
                                                               --------
TOTAL INVESTMENTS -- 99.1%
  (Cost $152,958)                                               168,869
                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%
  Other assets                                                    6,395
  Liabilities                                                    (4,897)
                                                               --------
                                                                  1,498
                                                               --------
TOTAL NET ASSETS -- 100.0%                                     $170,367
                                                               ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)


                                          Number                 Value
                                        of Shares                (000s)
                                        ---------                ------
INVESTMENT FUNDS -- 93.4%
BOND FUNDS -- 29.7%
American Century Intermediate
  Term Treasury Fund                      642,088               $ 6,697
American Century Long Term
  Treasury Fund                           215,501                 2,177
American Century Target
  2020 Fund                                14,547                   482
Federated U.S. Government
  Securities Fund, 1-3 Years,
  Institutional Shares                    147,182                 1,540
Federated U.S. Government
  Securities Fund, 2-5 Years,
  Institutional Shares                    668,108                 7,155
PIMCO Total Return Fund,
  Institutional Class                   1,401,646                14,521
                                                                -------
                                                                 32,572
                                                                -------
INTERNATIONAL STOCK FUNDS -- 14.4%
American Century International
  Growth Fund, Institutional Class        222,057                 2,245
Artisan International Fund                205,375                 3,789
Federated International Small
  Company Fund                             52,228                 1,138
Hotchkis & Wiley
  International Fund                      137,799                 3,515
Oakmark International Fund                348,592                 5,138
                                                                -------
                                                                 15,825
                                                                -------
LARGE-CAP FUNDS -- 33.3%
Accessor Value & Income Portfolio          40,604                   934
American Century Income &
  Growth Fund, Institutional Class        139,942                 4,307
Brinson U.S. Equity Fund, Class A          54,369                 1,144


                                          Number                Value
                                        of Shares               (000s)
                                        ---------               ------
Heritage Capital Appreciation
  Fund, Class A                            42,756              $  1,178
Hotchkis & Wiley Equity
  Income Fund                              54,086                 1,072
Janus Mercury Fund                         35,029                 1,100
Janus Olympus Fund                         32,148                 1,103
Janus Twenty Fund                           8,397                   539
Longleaf Partners Fund                    333,400                 9,852
Marsico Focus Fund+                       124,881                 2,204
Marsico Growth & Income Fund+             352,808                 5,783
Rydex Series Nova Fund                     80,507                 2,953
T. Rowe Price Equity Fund                  76,302                 2,187
White Oak Growth Stock Fund                47,598                 2,169
                                                               --------
                                                                 36,525
                                                               --------
SMALL-CAP/MID-CAP FUNDS -- 16.0%
BT Investment Small-Cap Fund               78,711                 1,614
Longleaf Partners Realty Fund             203,931                 3,039
Loomis Sayles Small Cap
  Growth Fund+                             37,338                   526
Melody 4500 Fund, L.P.+**                 400,000                 4,208
Robertson Stephens Emerging
  Growth Fund                              33,052                 1,045
Robertson Stephens Growth
  and Income Fund                         100,187                 1,641
Thornburg Value Fund, Class A              76,974                 2,054
Thornburg Value,
  Institutional Class                      61,998                 1,657
Weitz Series Hickory Fund                  48,152                 1,774
                                                               --------
                                                                 17,558
                                                               --------
TOTAL INVESTMENT FUNDS
  (Cost $95,123)                                                102,480
                                                               --------

                                          Number                Value
                                        of Shares               (000s)
                                        ---------               ------
SHORT-TERM INVESTMENTS -- 5.1%
MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                    2,499,337              $  2,499
Rydex U.S. Government
  Money Market                          3,060,670                 3,061
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,560)                                                   5,560
                                                               --------
TOTAL INVESTMENTS -- 98.5%
  (Cost $100,683)                                               108,040
                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 1.5%
  Other assets                                                    4,842
  Liabilities                                                    (3,144)
                                                               --------
                                                                  1,698
                                                               --------
TOTAL NET ASSETS -- 100.0%                                     $109,738
                                                               ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.
                                                                              35

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

                                          Number                Value
                                        of Shares               (000s)
                                        ---------               ------
INVESTMENT FUNDS -- 98.3%
SECTOR FUNDS -- 4.9%
Excelsior Energy & Natural
  Resources Fund                          116,098              $  1,497
State Street Research Global
  Resources Fund                          393,612                 4,641
                                                               --------
                                                                  6,138
                                                               --------
SMALL-CAP/MID-CAP FUNDS -- 93.4%
Accessor Small to Mid Cap Portfolio         2,378                    58
Ariel Appreciation Fund                   209,028                 7,745
Baron Small Cap Fund+                     303,205                 3,820
Berger Small Cap Value Fund                72,744                 1,500
Brazos Micro Cap Growth Fund+             129,173                 1,978
Fremont U.S. Micro Cap Fund+              229,319                 5,478
Fremont U.S. Small Cap Fund+               25,936                   318
Janus Enterprise Fund                     193,942                 8,780
Kobrick Emerging Growth Fund+              75,049                 1,184
Longleaf Partners Realty Fund             675,259                10,061
Longleaf Partners Small Cap Fund          913,134                21,696
Melody 4500 Fund, L.P.+**               2,076,334                21,843
Robertson Stephens Emerging
  Growth Fund                             197,831                 6,257
Scudder Micro Cap Fund                     94,129                 1,356
Turner Micro Cap Growth Fund                8,925                   137

                                          Number                Value
                                        of Shares               (000s)
                                        ---------               ------
Turner Small Cap Growth Fund+             216,166              $  6,446
Value Line Special Situations Fund        204,485                 3,881
Weitz Series Hickory Fund                 383,613                14,136
                                                               --------
                                                                116,674
                                                               --------
Total Investment funds
  (Cost $110,144)                                               122,812
                                                               --------
SHORT-TERM INVESTMENTS -- 1.6%
MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                    2,006,375                 2,006
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,006)                                                   2,006
                                                               --------
TOTAL INVESTMENTS -- 99.9%
  (Cost $112,150)                                               124,818
                                                               --------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%
   Other assets                                                   2,910
   Liabilities                                                   (2,777)
                                                               --------
                                                                    133
                                                               --------
TOTAL NET ASSETS -- 100.0%                                     $124,951
                                                               ========

NOTES TO SCHEDULES OF INVESTMENTS
April 30, 1999 (Unaudited)

 +   Non-income producing security.
 *   Interest rate represents the yield on report date.
**   See Note 3 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
April 30, 1999 (Unaudited)

                                                                        Schwab MarketManager Portfolios(TM)
                                                  -----------------------------------------------------------------------------
                                                  International             Growth               Balanced             Small Cap
                                                  -------------             ------               --------             ---------
ASSETS
Investments, at value
   (Cost: $67,833, $152,958, $100,683,
   and $112,150, respectively)                       $79,463               $168,869              $108,040              $124,818
Cash                                                      --                      5                    --                    --
Receivables:
   Investments sold                                      802                  6,331                 4,792                 2,790
   Fund shares sold                                        4                     51                    36                   111
   Dividends                                              --                      3                     5                    --
   Interest                                                3                      4                     8                     7
Prepaid expenses                                           1                      1                     1                     2
                                                     -------               --------              --------              --------
     Total assets                                     80,273                175,264               112,882               127,728
                                                     -------               --------              --------              --------
LIABILITIES
Payables:
   Investments purchased                                  --                  4,450                 3,000                 2,340
   Fund shares redeemed                                  193                    243                    53                   305
   Investment advisory and
      administration fees                                  5                     15                     9                    11
Accrued expenses                                         113                    189                    82                   121
                                                     -------               --------              --------              --------
     Total liabilities                                   311                  4,897                 3,144                 2,777
                                                     -------               --------              --------              --------
Net assets applicable to
   outstanding shares                                $79,962               $170,367              $109,738              $124,951
                                                     =======               ========              ========              ========
NET ASSETS CONSIST OF:
Paid-in capital                                      $62,628               $133,125               $91,473              $122,810
Undistributed net investment income (loss)              (20)                    410                   563                   566
Accumulated net realized gain (loss)
   on investments sold                                 5,724                 20,921                10,345               (11,093)
Net unrealized appreciation on investments            11,630                 15,911                 7,357                12,668
                                                     -------               --------              --------              --------
                                                     $79,962               $170,367              $109,738              $124,951
                                                     =======               ========              ========              ========
PRICING OF SHARES:
Outstanding shares, $0.00001 par value
   (unlimited shares authorized)                       6,330                 12,716                 8,472                11,991
Net asset value, offering and redemption
   price per share                                    $12.63                 $13.40                $12.95                $10.42



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended April 30, 1999 (Unaudited)

                                                                        Schwab MarketManager Portfolios(TM)
                                                  -----------------------------------------------------------------------------
                                                  International             Growth               Balanced             Small Cap
                                                  -------------             ------               --------             ---------
Investment income:
   Dividend                                          $ 1,071               $ 2,042               $ 1,738               $ 1,507
   Interest                                               18                    45                    50                    28
                                                     -------               -------               -------               -------
     Total investment income                           1,089                 2,087                 1,788                 1,535
                                                     -------               -------               -------               -------
Expenses:
   Investment advisory and administration fees           256                   546                   338                   431
   Transfer agency and shareholder service fees           95                   203                   126                   159
   Custodian fees                                          2                     2                     1                     6
   Portfolio accounting fees                               6                    13                     8                    10
   Registration fees                                       8                    34                     9                    72
   Professional fees                                      38                    20                    11                    40
   Shareholder reports                                    (6)                   26                    21                    31
   Trustees' fees                                          3                     4                     3                     4
   Insurance and other expenses                            4                     4                     4                     8
                                                     -------               -------               -------               -------
                                                         406                   852                   521                   761
Less:expenses reduced (see Note 5)                      (215)                 (445)                 (269)                 (442)
                                                     -------               -------               -------               -------
     Net expenses incurred by fund                       191                   407                   252                   319
                                                     -------               -------               -------               -------
Net investment income                                    898                 1,680                 1,536                 1,216
                                                     -------               -------               -------               -------
Net realized gain on investments:
     Net realized gain on investments sold             5,525                18,140                 8,806                   558
     Net realized gain received from underlying funds  1,149                 2,776                 1,367                 4,625
                                                     -------               -------               -------               -------
       Net realized gain on investments                6,674                20,916                10,173                 5,183
                                                     -------               -------               -------               -------
Change in net unrealized appreciation on investments:
     Net unrealized appreciation on investments        7,046                 9,005                 4,022                20,222
                                                     -------               -------               -------               -------
Net gain on investments                               13,720                29,921                14,195                25,405
                                                     -------               -------               -------               -------
Increase in net assets resulting from operations     $14,618               $31,601               $15,731               $26,621
                                                     =======               =======               =======               =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                        Schwab MarketManager Portfolios(TM)
                                    -----------------------------------------------------------------------------------------
                                       International              Growth                Balanced                Small Cap
                                    --------------------   --------------------   --------------------   --------------------
                                    Six Months             Six Months             Six Months             Six Months
                                       ended      Year        ended      Year       ended      Year        ended      Year
                                     04/30/99     ended     04/30/99     ended     04/30/99     ended     04/30/99     ended
                                    (Unaudited) 10/31/98   (Unaudited) 10/31/98   (Unaudited) 10/31/98   (Unaudited) 10/31/98
                                    ----------  --------   ----------  --------   ----------  --------   ----------  --------
Operations:
   Net investment income              $   898   $  2,378    $  1,680   $  3,886    $  1,536   $  2,639    $  1,216   $  4,681
   Net realized gain (loss)
      on investments                    5,525     (3,210)     18,140      1,116       8,806       (624)        558    (23,840)
   Net realized gain received from
     underlying funds                   1,149      2,360       2,776      1,940       1,367        804       4,625      7,711
   Change in net unrealized
     appreciation (depreciation)
     on investments                     7,046      1,021       9,005     (3,418)      4,022       (812)     20,222     (4,764)
                                     --------   --------    --------   --------    --------   --------    --------   --------
   Increase (decrease) in
     net assets resulting
     from operations                   14,618      2,549      31,601      3,524      15,731      2,007      26,621    (16,212)
                                     --------   --------    --------   --------    --------   --------    --------   --------
Dividends and distributions:
   Dividends to shareholders from net
     investment income                   (918)    (2,348)     (1,673)    (3,302)     (1,529)    (2,017)       (673)    (4,998)
   Dividends in excess of net
     investment income                     --        (37)     (1,028)        --        (962)        --          --       (678)
   Distributions to shareholders from
     net capital gains                     --     (2,152)     (3,029)    (3,461)         --     (1,265)         --         --
                                     --------   --------    --------   --------    --------   --------    --------   --------
   Total dividends and distributions
     to shareholders                     (918)    (4,537)     (5,730)    (6,763)     (2,491)    (3,282)       (673)    (5,676)
                                     --------   --------    --------   --------    --------   --------    --------   --------
Capital share transactions:
   Proceeds from shares sold           15,221     28,116      19,840     68,937      20,190     56,699      10,081     27,954
   Net asset value of shares issued
     in reinvestment of dividends         879      4,313       5,639      6,623       2,389      3,111         642      5,420
   Less payments for shares redeemed  (23,642)   (37,723)    (32,837)   (44,344)    (18,875)   (26,874)    (40,267)   (89,989)
                                     --------   --------    --------   --------    --------   --------    --------   --------
   Increase (decrease) in net assets
     from capital share transactions   (7,542)    (5,294)     (7,358)    31,216       3,704     32,936     (29,544)   (56,615)
                                     --------   --------    --------   --------    --------   --------    --------   --------
Total increase (decrease) in
   net assets                           6,158     (7,282)     18,513     27,977      16,944     31,661      (3,596)   (78,503)
Net assets:
   Beginning of period                 73,804     81,086     151,854    123,877      92,794     61,133     128,547    207,050
                                     --------   --------    --------   --------    --------   --------    --------   --------
   End of period
     (including undistributed
     net investment income (loss)
     of $(20), $(12), $410,
     $1,428, $563, $1,515, $566,
     and $22, respectively)          $ 79,962   $ 73,804    $170,367   $151,854    $109,738   $ 92,794    $124,951   $128,547
                                     ========   ========    ========   ========    ========   ========    ========   ========
Number of fund shares:
   Sold                                 1,326      2,484       1,578      5,804       1,641      4,875       1,048      2,919
   Reinvested                              78        424         457        596         196        284          68        569
   Redeemed                            (2,048)    (3,399)     (2,602)    (3,798)     (1,533)    (2,362)     (4,230)    (9,240)
                                     --------   --------    --------   --------    --------   --------    --------   --------
   Net increase (decrease) in
     shares outstanding                  (644)      (491)       (567)     2,602         304      2,797      (3,114)    (5,752)
Shares outstanding:
   Beginning of period                  6,974      7,465      13,283     10,681       8,168      5,371      15,105     20,857
                                     --------   --------    --------   --------    --------   --------    --------   --------
   End of period                        6,330      6,974      12,716     13,283       8,472      8,168      11,991     15,105
                                     ========   ========    ========   ========    ========   ========    ========   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                         Schwab MarketManager International Portfolio
                                                                  --------------------------------------------------------


                                                                   1999(1)         1998           1997             1996(2)
                                                                 ----------      --------       --------         ---------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                            $  10.58        $ 10.86         $ 9.91          $ 10.00
                                                                  --------        -------        -------          -------
 From investment operations:
    Net investment income                                             0.13           0.34           0.17               --
    Net realized and unrealized gains (losses) on investments         2.05           0.02           0.95            (0.09)
                                                                  --------        -------        -------          -------
    Total from investment operations                                  2.18           0.36           1.12            (0.09)

 Less distributions:
    Dividends from net investment income                             (0.13)         (0.34)         (0.17)              --
    Dividends from capital gains                                        --          (0.30)         --                  --
                                                                  --------        -------        -------          -------
     Total distributions                                             (0.13)         (0.64)         (0.17)              --
                                                                  --------        -------        -------          -------
  NET ASSET VALUE AT END OF PERIOD                                $  12.63        $ 10.58        $ 10.86          $  9.91
                                                                  ========        =======        =======          =======
Total return (%)                                                     20.78*          3.55          11.47            (0.90)*


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------
Ratio of net operating expenses to average net assets                 0.50**         0.50           0.50             0.50 **
Reductions reflected in above expense ratio                           0.57**         0.70           0.80             2.91 **
Ratio of net investment income to average net assets                  2.36**         2.96           1.40             0.52 **
Portfolio turnover rate                                                139            236            179               --
Net assets, end of period (000s)                                   $79,962        $73,804        $81,086          $59,180



 *  Not Annualized.
**  Annualized.
(1) For the six months ended April 30, 1999 (Unaudited).
(2) For the period from October 16, 1996 (commencement of operations) to October 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                          Schwab MarketManager Growth Portfolio
                                                     ---------------------------------------------


                                                       1999(1)           1998              1997(2)
                                                      --------         --------           --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                $  11.43         $  11.60           $  10.00
                                                      --------         --------           --------
 From investment operations:
    Net investment income                                 0.43             0.32               0.08
    Net realized and unrealized gains on investments      1.98             0.11               1.66
                                                      --------         --------           --------
    Total from investment operations                      2.41             0.43               1.74

 Less distributions:
    Dividends from net investment income                 (0.21)           (0.29)             (0.14)
    Dividends from capital gains                         (0.23)           (0.31)                --
                                                      --------         --------           --------
    Total distributions                                  (0.44)           (0.60)             (0.14)
                                                      --------         --------           --------
 NET ASSET VALUE AT END OF PERIOD                     $  13.40         $  11.43           $  11.60
                                                      ========         ========           ========
 Total return (%)                                        21.40*            3.87              17.60*


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------
 Ratio of net operating expenses to average net assets    0.50**           0.50               0.50**
 Reductions reflected in above expense ratio              0.55**           0.67               0.77**
 Ratio of net investment income to average net assets     2.07**           2.66               2.07**
 Portfolio turnover rate                                   179              384                192
 Net assets, end of period (000s)                     $170,367         $151,854           $123,877



 *  Not Annualized.
**  Annualized.
(1) For the six months ended April 30, 1999 (Unaudited).
(2) For the period from November 18, 1996 (commencement of operations) to October 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              41

FINANCIAL HIGHLIGHTS

                                                         Schwab MarketManager Balanced Portfolio
                                                      --------------------------------------------

                                                       1999(1)             1998            1997(2)
                                                      --------            -------          -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                $  11.36            $ 11.38          $ 10.00
                                                      --------            -------          -------
 From investment operations:
    Net investment income                                 0.15               0.36             0.17
    Net realized and unrealized gains on investments      1.74               0.18             1.34
                                                      --------            -------          -------
    Total from investment operations                      1.89               0.54             1.51

 Less distributions:
    Dividends from net investment income                 (0.30)             (0.34)           (0.13)
    Dividends from capital gains                            --              (0.22)              --
                                                      --------            -------          -------
    Total distributions                                  (0.30)             (0.56)           (0.13)
                                                      --------            -------          -------
 NET ASSET VALUE AT END OF PERIOD                     $  12.95            $ 11.36          $ 11.38
                                                      ========            =======          =======
 Total return (%)                                        16.85*              4.89            15.27*


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------
 Ratio of net operating expenses to average net assets    0.50**             0.50             0.50**
 Reductions reflected in above expense ratio              0.53**             0.69             0.95**
 Ratio of net investment income to average net assets     3.04**             3.21             3.03**
 Portfolio turnover rate                                   175                353              171
 Net assets, end of period (000s)                     $109,738            $92,794          $61,133

 *  Not Annualized.
**  Annualized.
(1) For the six months ended April 30, 1999 (Unaudited).
(2) For the period from November 18, 1996 (commencement of operations) to October 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
42

                                                        Schwab MarketManager Small Cap Portfolio
                                                      --------------------------------------------


                                                       1999(1)             1998            1997(2)
                                                      --------            -------         --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                $   8.51           $   9.93         $  10.00
                                                      --------           --------         --------
 From investment operations:
    Net investment income                                 0.08               0.21             0.02
    Net realized and unrealized gains
    (losses) on  investments                              1.88              (1.36)           (0.09)
                                                      --------           --------         --------
    Total from investment operations                      1.96              (1.15)           (0.07)

 Less distributions:
    Dividends from net investment income                 (0.05)             (0.24)              --
    Dividends from capital gains                            --              (0.03)              --
                                                      --------           --------         --------
    Total distributions                                  (0.05)             (0.27)              --
                                                      --------           --------         --------
 NET ASSET VALUE AT END OF PERIOD                     $  10.42           $   8.51         $   9.93
                                                      ========           ========         ========
 Total return (%)                                        23.06*            (11.84)           (0.70)*


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------
 Ratio of net operating expenses to average net assets    0.50**             0.50             0.50**
 Reductions reflected in above expense ratio              0.69**             0.69             0.75**
 Ratio of net investment income to average net assets     1.91**             2.65             1.29**
 Portfolio turnover rate                                    67                166               10
 Net assets, end of period (000s)                     $124,951           $128,547         $207,050

 *  Not Annualized.
**  Annualized.
(1) For the six months ended April 30, 1999 (Unaudited).
(2) For the period from November 18, 1996 (commencement of operations) to October 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              43

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 1999 (Unaudited)
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS
The Schwab MarketManager International Portfolio, Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, and Schwab MarketManager Small Cap Portfolio (the "Funds") are series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the Funds, the Trust also offers the Schwab Total Stock Market Index Fund(TM) (effective on April 16, 1999, and commenced operations on June 1,
1999), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund,(R) Schwab International Index Fund,(R) Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund,(R) Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an exchange or in the over-the-counter market value are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other investments, for which no quotations are readily available, are valued at fair value as determined by the Funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including accretion of discount, is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at April 30, 1999 (for financial reporting and federal income tax purposes) is as follows:

                                                  Net Unrealized
                                                   Appreciation        Appreciated        Depreciated
      Portfolio                                   (Depreciation)       Securities         Securities
      --------                                    --------------       -----------        -----------
      Schwab MarketManager International Portfolio   $11,630             $11,794           $  (164)
      Schwab MarketManager Growth Portfolio           15,911              16,237              (326)
      Schwab MarketManager Balanced Portfolio          7,357               7,876              (519)
      Schwab MarketManager Small Cap Portfolio        12,668              14,260            (1,592)

At October 31, 1998, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, are as follows:

                                                        Schwab MarketManager PortfoliosTM
                                                -----------------------------------------------
               Capital Loss Expirations         International       Balanced          Small Cap
               --------------------             -------------       --------          ---------
               10/31/05                             $ --              $--             $    95
               10/31/06                              651               27              16,686
                                                    ----              ---             -------
                  Total capital loss carryforward   $651              $27             $16,781
                                                    ====              ===             =======

RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the Statements of Assets and Liabilities, the following adjustments were made:

                                                    Accumulated   Undistributed
                                                   Net Realized   Net Investment
      Portfolio                                     Gain (Loss)       Income         Paid-In Capital
      ------------                                 -----------    --------------     ---------------
      Schwab MarketManager International Portfolio      --            $   12            $   (12)
      Schwab MarketManager Growth Portfolio             --                 3                 (3)
      Schwab MarketManager Balanced Portfolio           --                 3                 (3)
      Schwab MarketManager Small Cap Portfolio          --                 1                 (1)

3.  TRANSACTIONS WITH LIMITED PARTNERSHIPS
As of April 30, 1999, The MarketManager Growth Portfolio, the MarketManager Balanced Portfolio, and the MarketManager Small Cap Portfolio owned 14.5%, 13.8%, and 71.7% limited partnership ownership interests, respectively, in the Melody 4500 Fund, L.P. ("Melody"). Melody invests in publicly traded securities of small-to-medium capitalization issuers located in the United States and will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years. As stated in the partnership agreement, under normal market conditions, each Fund can generally redeem up to 50% of its interest upon three business days notice to the general partner, and the remainder of the capital account as of the last business day of any calendar month on at least 30 days prior notice to the general partner.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, each Fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such assets over $500 million. The Investment Adviser has reduced a portion of its fee for the six months ended April 30, 1999(see Note 5).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees and Schwab has voluntarily waived all of its transfer agency and shareholder service fees for the six months ended April 30, 1999 (see Note 5).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the six months ended April 30, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $14 related to the Trust's unaffiliated trustees.

5. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB
The Investment Adviser and Schwab guarantee that through at least February 29, 2000, each Fund's total operating expenses will not exceed 0.50% of the Fund's average daily net assets, after waivers and reimbursements. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items. Schwab has agreed to waive its transfer agency and shareholder service fees through at least December 31, 2001.

For the six months ended April 30, 1999, the total of such fees and expenses reduced by the Investment Adviser was $120, $242, $143 and $283 for the MarketManager International, Growth, Balanced and Small Cap Portfolios, respectively, and the total of such fees reduced by Schwab was $95, $203, $126 and $159, respectively for the MarketManager International, Growth, Balanced and Small Cap Portfolios.

6. BORROWING AGREEMENT
The Trust has a line of credit arrangement with The Bank of New York whereby the Trust may borrow on behalf of the Funds an aggregate amount of up to $150 million on a temporary basis to fund shareholder redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. As of April 30, 1999, there were no outstanding borrowings under these arrangements on behalf of the Funds.

7. INVESTMENT TRANSACTIONS
Aggregate purchases and sales of investment securities, other than short-term obligations, for the six months ended April 30, 1999, were as follows:

                                                                   Proceeds of
                                                                    sales and
    Portfolio                                        Purchases     maturities
    --------                                         ---------     -----------
    Schwab MarketManager International Portfolio     $105,508       $113,027
    Schwab MarketManager Growth Portfolio             276,366        287,907
    Schwab MarketManager Balanced Portfolio           170,816        167,388
    Schwab MarketManager Small Cap Portfolio           85,685        111,883

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

               THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.
              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

                        [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C-1999 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. (0099-2264) MKT3812-1 (6/99)